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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                            -----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  December 3, 2001





                             GENESIS ENERGY, L.P.
           (Exact name of registrant as specified in its charter)




         Delaware                   1-12295              76-0513049
(State or other jurisdiction of   (Commission        (I.R.S. Employer
incorporation or organization)    File Number)      Identification No.)




      500 Dallas, Suite 2500, Houston, Texas            77002
   (Address of principal executive offices)           (Zip Code)




                                (713) 860-2500
                (Registrant's telephone number, including area code)



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Item 5.  Other Events.

   On December 3, 2001, Genesis Energy, L.P. ("GELP") issued a press release discussing GELP's exposure to Enron. This matter is discussed in the press release filed as Exhibit 99.1 hereto.

Item 7.  Financial Statements and Exhibits.

   (c)  Exhibits

        The following materials are filed as exhibits to this Current Report on Form 8-K.

	Exhibit.

    99.1  Press release of Genesis Energy, L.P. dated December 3, 2001.

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          GENESIS ENERGY, L.P.
                                          (A Delaware Limited Partnership)

                                     By:  GENESIS ENERGY, L.L.C., as
                                          General Partner


Date:  December 3, 2001              By:  /s/  Ross A. Benavides
                                          ---------------------------
                                          Ross A. Benavides
                                          Chief Financial Officer